[GRAPHIC]

                                   Annual Report September 30, 2000


Oppenheimer
Multiple Strategies Fund




                                                  [LOGO] Oppenheimer Funds(R)
                                                         The Right Way to Invest

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REPORT HIGHLIGHTS
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CONTENTS

  1  President's Letter

  3  An Interview with Your Fund's Managers

  7  Fund Performance

 12  Financial Statements

 41  Independent Auditors' Report

 42  Federal Income Tax Information

 43 Officers and Trustees


                              The Fund has enjoyed attractive returns from a variety of investment styles, market sectors and asset classes so far in 2000.

                              We continue to regard the technology industry group as one of the most exciting areas of the market.

                              Using our research-driven approach to stock selection, we have continued to find reasonably valued, fundamentally strong companies throughout the stock market.


----------------------------
Average Annual
Total Returns*

For the 1-Year Period
Ended 9/30/00

Class A
Without           With
Sales Chg.        Sales Chg.
----------------------------
13.31%            6.80%

Class B
Without           With
Sales Chg.        Sales Chg.
----------------------------
12.30%            7.30%

Class C
Without           With
Sales Chg.        Sales Chg.
----------------------------
12.35%            11.35%
----------------------------

*See page 10 for further details.

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder,

[PHOTO]
Bridget A. Macaskil
President
Oppenheimer
Multiple Strategies
Fund

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

    We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

    In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

    Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

1    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 20, 2000

                                                                       [GRAPHIC]


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.



2    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
Portfolio Management
Team (l to r)
George Evans
Michael Levine
David Negri
Richard Rubinstein

Q How did Oppenheimer Multiple Strategies Fund perform over the one-year period that ended September 30, 2000?

A. We are pleased with the Fund's performance. The Fund is broadly diversified, incorporating several investment styles and asset classes--and different sector performances often offset each other. Yet most sectors performed well in the second half as the stock market's advance began to broaden away from a narrow list of technology stocks. Our fixed-income investments provided attractive returns as well, despite rising interest rates.

     How, in your opinion, did market events contribute to this more broad-based performance?


     During the first half of the reporting period, many investors achieved short-term success by investing in stocks with plenty of forward price momentum--versus fundamentals and valuations. The Fund's technology holdings participated in this trend, producing attractive returns during the period.

          Over the second half of the fiscal year, the Fund benefited from a return to fundamentals among equity investors. At this point, momentum investing fell out of favor. Investors turned instead to companies with strong business fundamentals, which they found in a number of different areas of the market. Because we have always focused on business fundamentals when making investments, the Fund benefited from the market's shift to a more rational investment perspective.

          We were rewarded for our patience in several areas that had long been out of favor among investors. For example, when we first established positions in real estate investment trusts (REITs) several years ago, we did so because of rising real estate values and attractive dividend yields. However, it evidently took some time before other investors discovered these positive attributes,

3    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"During the past year we received attractive returns from most of the investment styles and asset classes in which the Fund invests."
--------------------------------------------------------------------------------

because REITs generally languished until 2000. Subsequently, however, REITs have provided some of the highest returns of any industry group, contributing to the Fund's performance over the reporting period.

How was the Fund affected by the sharp correction in technology stocks in March and April, 2000?


Although some of our holdings declined with the rest of the technology group, we fared better than the sector as a whole. Again, that's because of our focus on business fundamentals. We emphasized companies with good current earnings and avoided the more speculative "dot-com" stocks.

     Indeed, in spite of the correction, we continue to regard technology as one of the most exciting areas of the marketplace. Accordingly, as of September 30, technology stocks comprised approximately 12% of the Fund's net assets. The core of our technology holdings currently includes industry leaders such as International Business Machines Corp. (IBM) and Intel Corp. We have complemented these core holdings with shorter-term positions in opportunistic investments, such as semiconductors and semiconductor equipment manufacturers. After the April correction, we also established very modest positions in former technology highfliers that we believe will prosper through market-niche dominance.

Which other areas of the stock market contributed positively to performance? Value-oriented energy services stocks rallied strongly in the wake of rising crude oil prices and a resumption of exploration activity among major oil producers. Financial stocks--including banks and insurance companies--began to move higher when signs of an economic slowdown hinted that interest rates might be near their peak.


4    OPPENHEIMER MULTIPLE STRATEGIES FUND

-----------------------------
Average Annual
Total Returns/1/

For the Periods Ended 9/30/00
Class A
1-Year    5-Year    10-Year
-----------------------------
6.80%     11.04%    11.39%

Class B             Since
1-Year    5-Year    Inception
-----------------------------
7.30%     11.11%    11.56%

Class C             Since
1-Year    5-Year    Inception
-----------------------------
11.35%    11.42%    11.02%
-----------------------------


Did any areas of the stock market provide disappointing returns?
Yes. As a group, international stocks continued to lag their U.S. counterparts over the past year. Non-U.S. companies have been particularly hurt by a strong U.S. dollar, which has eroded their value for U.S. investors. Therefore, during the year we reduced the Fund's exposure to international stocks.

How did the Fund's fixed-income investments fare?
Our bond portfolio, which represented 38.7% of assets as of September 30, provided attractive returns over the fiscal year. That's primarily because we emphasized U.S. government securities, which generally performed well, and avoided corporate bonds, which lagged. Our investments in long-term U.S. Treasury securities and zero-coupon bonds did particularly well. Prompted by a national budget surplus, the U.S. Treasury began buying back existing long-term securities. The resulting decrease in supply effectively pushed up the demand for--and prices of--these securities. Although rising interest rates usually tend to erode bond prices, our long-term Treasury holdings in fact performed well during the period. Emerging market Brady Bonds also performed well as Latin American economies improved.

Where are you currently finding attractive opportunities?
We continue to find good values among fundamentally strong companies throughout the stock market. Recently, we have increased our exposure to companies in basic industries--such as chemical and paper companies--that we believe are inexpensively valued and dominant in their markets. And, in the financial arena, we continue to like insurance companies such as ACE Ltd., which we expect to benefit from lower interest rates if the economy continues to slow moderately. The marketplace has become highly rotational so we are emphasizing quality companies in various out-of-favor industries.

1. See notes on page 10 for further details.


5    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

------------------------
Portfolio Allocation/2/

     [PIE CHART]

 Stocks        55.8%
 Bonds         38.7
 Cash
 Equivalents    5.5
------------------------

     Regardless of where we continue to find opportunities over the near term, however, we want to once again stress that we are long-term investors. In our portfolios we have been rewarded for our patience, and we urge our shareholders to also have the patience that is sometimes required to profit in the financial markets. After all, having a long-term perspective is an important part of what makes OppenheimerFunds The Right Way to Invest.


Top Ten Common Stock Holdings/3/
----------------------------------------------------------------
International Business Machines Corp.                       2.4%
----------------------------------------------------------------
Intel Corp.                                                 1.8
----------------------------------------------------------------
Bank of America Corp.                                       1.5
----------------------------------------------------------------
Chase Manhattan Corp.                                       1.4
----------------------------------------------------------------
Viacom, Inc., Cl. B                                         1.3
----------------------------------------------------------------
Analog Devices, Inc.                                        1.2
----------------------------------------------------------------
ACE Ltd.                                                    0.8
----------------------------------------------------------------
International Game Technology                               0.8
----------------------------------------------------------------
Acuson Corp.                                                0.8
----------------------------------------------------------------
SBC Communications, Inc.                                    0.7

Top Five Common Stock Industries/3/
----------------------------------------------------------------
Electronics                                                 6.2%
----------------------------------------------------------------
Banks                                                       4.8
----------------------------------------------------------------
Healthcare/Drugs                                            4.1
----------------------------------------------------------------
Computer Hardware                                           3.1
----------------------------------------------------------------
Leisure & Entertainment                                     2.7

2. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on net assets.



6    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

Management's discussion of performance. During the fiscal year that ended September 30, 2000, Oppenheimer Multiple Strategies Fund's performance benefited from positive market conditions, including a market-wide shift from the momentum style of investing to an emphasis on business fundamentals. In this more rational investment environment, the Fund received attractive returns from a broad array of investment styles (including growth and value), industry groups (including technology, energy and financials), market capitalizations (including mid- and small-capitalization stocks) and asset classes (stocks and bonds). The Fund's portfolio holdings, allocations and investment style are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on August 29, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year), 2% (5-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

    Because the Fund invests in a variety of equity and fixed-income securities, the Fund's performance is compared to the performance of two indices: (i) the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market; and (ii) the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment-grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market.

    Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.

7    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

       Class A Shares
       Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                  [LINE GRAPH]

                  Oppenheimer Multiple                     Lehman Brothers Aggregate
                Strategies Fund (Class A)    S&P 500              Bond Index
12/31/90               $ 9,425               $10,000              $10,000
3/31/91                  9,833                11,450               10,279
6/30/91                  9,832                11,423               10,447
9/30/91                 10,240                12,032               11,040
12/31/91                10,807                13,040               11,600
3/31/92                 10,807                12,711               11,452
6/30/92                 10,993                12,952               11,914
9/30/92                 11,228                13,361               12,426
12/31/92                11,622                14,032               12,459
3/31/93                 12,172                14,644               12,974
6/30/93                 12,515                14,715               13,318
9/30/93                 13,034                15,094               13,666
12/31/93                13,516                15,443               13,674
3/31/94                 13,086                14,859               13,282
6/30/94                 12,962                14,921               13,145
9/30/94                 13,550                15,649               13,225
12/31/94                13,302                15,646               13,275
3/31/95                 14,191                17,168               13,944
6/30/95                 15,109                18,804               14,794
9/30/95                 15,977                20,298               15,084
12/31/95                16,333                21,519               15,727
3/31/96                 16,995                22,674               15,448
6/30/96                 17,487                23,690               15,536
9/30/96                 18,165                24,422               15,824
12/31/96                19,146                26,456               16,298
3/31/97                 19,280                27,167               16,207
6/30/97                 21,026                31,905               16,802
9/30/97                 22,791                34,295               17,361
12/31/97                22,548                35,280               17,872
3/31/98                 24,175                40,197               18,150
6/30/98                 24,234                41,532               18,574
9/30/98                 21,717                37,410               19,359
12/31/98                24,138                45,369               19,424
3/31/99                 24,436                47,629               19,328
6/30/99                 26,263                50,980               19,158
9/30/99                 25,255                47,805               19,288
12/31/99                26,697                54,912               19,265
3/31/2000               28,217                56,169               19,690
6/30/2000               28,415                54,678               20,033
9/30/2000              $28,616               $54,147              $20,636

Average Annual Total Return of Class A Shares of the Fund at 9/30/00 /2/
1-Year 6.80%    5-Year 11.04%   10-Year 11.39%


       Class B Shares
       Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                  [LINE GRAPH]

                  Oppenheimer Multiple                     Lehman Brothers Aggregate
                Strategies Fund (Class B)    S&P 500              Bond Index
8/29/95                $10,000               $10,000              $10,000
9/30/95                 10,241                10,422               10,097
12/31/95                10,444                11,049               10,528
3/31/96                 10,825                11,642               10,341
6/30/96                 11,113                12,163               10,400
9/30/96                 11,526                12,540               10,592
12/31/96                12,121                13,584               10,910
3/31/97                 12,176                13,949               10,849
6/30/97                 13,246                16,382               11,247
9/30/97                 14,332                17,609               11,621
12/31/97                14,143                18,114               11,963
3/31/98                 15,144                20,639               12,149
6/30/98                 15,140                21,324               12,433
9/30/98                 13,544                19,208               12,959
12/31/98                15,020                23,295               13,002
3/31/99                 15,176                24,455               12,938
6/30/99                 16,275                26,175               12,824
9/30/99                 15,623                24,545               12,911
12/31/99                16,482                28,194               12,895
3/31/2000               17,379                28,840               13,180
6/30/2000               17,468                28,074               13,409
9/30/2000              $17,445               $27,802              $13,814

Average Annual Total Return of Class B Shares of the Fund at 9/30/00 /2/
1-Year 7.30%    5-Year 11.11%   Life 11.56%



 1.The Fund's fiscal year changed from 12/31 to 9/30.
 2.See page 10 for further details.

8    OPPENHEIMER MULTIPLE STRATEGIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                  [LINE GRAPH]

                  Oppenheimer Multiple                     Lehman Brothers Aggregate
                Strategies Fund (Class C)    S&P 500              Bond Index
12/1/93                $10,000               $10,000              $10,000
12/31/93                10,219                10,121               10,054
3/31/94                  9,865                 9,738                9,766
6/30/94                  9,746                 9,778                9,665
9/30/94                 10,171                10,256                9,724
12/31/94                 9,963                10,254                9,761
3/31/95                 10,604                11,251               10,253
6/30/95                 11,261                12,324               10,878
9/30/95                 11,892                13,302               11,092
12/31/95                12,124                14,103               11,564
3/31/96                 12,591                14,859               11,359
6/30/96                 12,925                15,525               11,424
9/30/96                 13,403                16,005               11,635
12/31/96                14,101                17,338               11,984
3/31/97                 14,164                17,804               11,917
6/30/97                 15,415                20,910               12,355
9/30/97                 16,676                22,476               12,765
12/31/97                16,468                23,121               13,141
3/31/98                 17,619                26,344               13,345
6/30/98                 17,625                27,218               13,657
9/30/98                 15,771                24,517               14,235
12/31/98                17,481                29,733               14,283
3/31/99                 17,662                31,214               14,212
6/30/99                 18,951                33,410               14,087
9/30/99                 18,180                31,329               14,183
12/31/99                19,176                35,987               14,165
3/31/2000               20,231                36,811               14,478
6/30/2000               20,320                35,833               14,730
9/30/2000              $20,424               $35,486              $15,174

Average Annual Total Return of Class C Shares of the Fund at 9/30/00/2/
1-Year 11.35%    5-Year 11.42%   Life 11.02%










The performance information for both indices in the graphs begins on 12/31/90 for Class A, 8/31/95 for Class B and 11/30/93 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

9    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------


Foreign investing offers special opportunities, but also has special risks, such as the effect of currency rate fluctuations and foreign taxes. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes and current returns may be less than the results shown as of 9/30/00. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10   OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Financials

[GRAPHIC]


11   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                      September 30, 2000
--------------------------------------------------------------------------------

                                                                  Market Value
                                                       Shares       See Note 1
================================================================================
   Common Stocks--54.3%
--------------------------------------------------------------------------------
   Basic Materials--2.3%
--------------------------------------------------------------------------------
   Chemicals--1.6%
   Bayer AG, Sponsored ADR                              72,000       $ 2,662,099
--------------------------------------------------------------------------------
   Dow Chemical Co.                                     54,000         1,346,625
--------------------------------------------------------------------------------
   Engelhard Corp.                                     173,000         2,811,250
--------------------------------------------------------------------------------
   Goodrich (B.F.) Co./1/                               87,000         3,409,312
--------------------------------------------------------------------------------
   Hercules, Inc.                                       95,000         1,341,875
                                                                     -----------
                                                                      11,571,161

--------------------------------------------------------------------------------
   Metals--0.1%
--------------------------------------------------------------------------------
   Aluminum--0.1%
   Alcoa, Inc.                                          40,500         1,025,156
--------------------------------------------------------------------------------
   Paper--0.6%
   Sonoco Products Co.                                 110,000         1,986,875
--------------------------------------------------------------------------------
   UPM-Kymmene Oyj                                      45,000         1,150,471
--------------------------------------------------------------------------------
   Weyerhaeuser Co.                                     40,000         1,615,000
                                                                     -----------
                                                                       4,752,346

--------------------------------------------------------------------------------
   Capital Goods--2.6%
--------------------------------------------------------------------------------
   Industrial Services--0.9%
   National Data Corp.                                  67,200         2,205,000
--------------------------------------------------------------------------------
   Pittston Brink's Group                              219,000         3,394,500
--------------------------------------------------------------------------------
   Service Corp. International                         345,000           840,937
                                                                     -----------
                                                                       6,440,437

--------------------------------------------------------------------------------
   Manufacturing--1.7%
   Coherent, Inc.1,2                                    61,000         4,148,000
--------------------------------------------------------------------------------
   Equitable Bag, Inc./2/,/3/                            1,861             1,861
--------------------------------------------------------------------------------
   Pall Corp.                                          165,000         3,289,687
--------------------------------------------------------------------------------
   Swift Transportation Co., Inc./2/                    80,900         1,056,756
--------------------------------------------------------------------------------
   Trinity Industries, Inc.                             58,000         1,355,750
--------------------------------------------------------------------------------
   Tyco International Ltd.                              47,500         2,464,062
                                                                     -----------
                                                                      12,316,116

--------------------------------------------------------------------------------
   Communication Services--2.7%
--------------------------------------------------------------------------------
   Telecommunications: Long Distance--1.3%
   Brocade Communications Systems, Inc./1/,/2/           2,750           649,000
--------------------------------------------------------------------------------
   ECI Telecommunications Ltd.                          30,400           931,000
--------------------------------------------------------------------------------
   Intermedia Communications, Inc./2/                      393            11,593
--------------------------------------------------------------------------------
   NTL, Inc./2/                                         49,000         2,269,312
--------------------------------------------------------------------------------
   Verizon Communications                               71,000         3,439,062
--------------------------------------------------------------------------------
   WorldCom, Inc./2/                                    81,000         2,460,375
                                                                     -----------
                                                                       9,760,342

 12   OPPENHEIMER MULTIPLE STRATEGIES FUND


                                                                                            Market Value
                                                                               Shares         See Note 1
--------------------------------------------------------------------------------------------------------
Telephone Utilities--0.8%
SBC Communications, Inc.                                                       105,000       $ 5,250,000
--------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar)                                 26,283,402           460,138
--------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar), Preference                      3,077,499            69,890
--------------------------------------------------------------------------------------------------------
Telefonica SA, BDR/2/                                                           15,026           297,262
                                                                                             -----------
                                                                                               6,077,290

Telecommunications: Wireless--0.6%
AT&T Wireless Group/2/                                                          50,000         1,043,750
--------------------------------------------------------------------------------------------------------
Millicom International Cellular SA/2/                                           75,600         2,688,525
--------------------------------------------------------------------------------------------------------
Telesp Celular Participacoes SA                                             49,153,261           402,284
                                                                                             -----------
                                                                                               4,134,559

--------------------------------------------------------------------------------------------------------
Consumer Cyclicals--7.3%
--------------------------------------------------------------------------------------------------------
Autos & Housing--1.5%
Borg-Warner Automotive, Inc.                                                    64,000         2,120,000
--------------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H/2/                                                 100,000         3,718,000
--------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                                         598,233         1,376,762
--------------------------------------------------------------------------------------------------------
Owens Corning                                                                  402,000         1,055,250
--------------------------------------------------------------------------------------------------------
Southdown, Inc.                                                                 40,300         2,871,375
--------------------------------------------------------------------------------------------------------
Toll Brothers, Inc./1/,/2/                                                       5,200           178,750
                                                                                             -----------
                                                                                              11,320,137

--------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.7%
Berjaya Sports Toto Berhad                                                     190,000           247,000
--------------------------------------------------------------------------------------------------------
Brunswick Corp.                                                                 88,000         1,606,000
--------------------------------------------------------------------------------------------------------
Callaway Golf Co./1/                                                           225,000         3,459,375
--------------------------------------------------------------------------------------------------------
Carnival Corp.                                                                  90,000         2,216,250
--------------------------------------------------------------------------------------------------------
Host Marriott Corp.                                                            112,500         1,265,625
--------------------------------------------------------------------------------------------------------
International Game Technology/1/,/2/                                           172,100         5,786,862
--------------------------------------------------------------------------------------------------------
Mattel, Inc.                                                                   237,000         2,651,437
--------------------------------------------------------------------------------------------------------
Shimano, Inc.                                                                  165,000         3,183,648
                                                                                             -----------
                                                                                              20,416,197

--------------------------------------------------------------------------------------------------------
Media--1.3%
Donnelley (R.R.) & Sons Co.                                                     92,000         2,259,750
--------------------------------------------------------------------------------------------------------
Reed International plc                                                         225,000         1,786,398
--------------------------------------------------------------------------------------------------------
South China Morning Post Holdings Ltd.                                       2,356,000         1,797,920
--------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                               46,000         3,599,500
                                                                                             -----------
                                                                                               9,443,568

--------------------------------------------------------------------------------------------------------
Retail: General--0.3%
Federated Department Stores, Inc./2/                                            85,000         2,220,625


 13   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                    Continued
--------------------------------------------------------------------------------

                                                                                            Market Value
                                                                                Shares        See Note 1
  ----------------------------------------------------------------------------------------------------------
   Retail: Specialty--1.0%
   Borders Group, Inc./2/                                                      155,000       $ 2,160,312
  ----------------------------------------------------------------------------------------------------------
   Gap, Inc.                                                                   132,000         2,656,500
  ----------------------------------------------------------------------------------------------------------
   Pacific Sunware of California, Inc./2/                                      130,000         2,437,500
                                                                                            ----------------
                                                                                               7,254,312

   Textile/Apparel & Home Furnishings--0.5%
  ----------------------------------------------------------------------------------------------------------
   Jones Apparel Group, Inc./1/,/2/                                            130,000         3,445,000
   Consumer Staples--4.5%
  ----------------------------------------------------------------------------------------------------------
   Broadcasting--1.4%
  ----------------------------------------------------------------------------------------------------------
   Clear Channel Communications, Inc./1/,/2/                                    50,000         2,825,000
  ----------------------------------------------------------------------------------------------------------
   Cox Radio, Inc., Cl. A/2                                                    114,300         1,993,106
  ----------------------------------------------------------------------------------------------------------
   Emmis Communications Corp., Cl. A/2/                                         73,200         1,811,700
  ----------------------------------------------------------------------------------------------------------
   Infinity Broadcasting Corp., Cl. A/2/                                        82,500         2,722,500
  ----------------------------------------------------------------------------------------------------------
   Societe Europeenne des Satellites                                             8,600         1,305,394
                                                                                            ----------------
                                                                                              10,657,700
  ----------------------------------------------------------------------------------------------------------
   Entertainment--2.1%
   News Corp. Ltd. (The), Sponsored ADR, Preference                             47,000         2,203,125
  ----------------------------------------------------------------------------------------------------------
   Nintendo Co. Ltd.                                                            22,700         4,144,651
  ----------------------------------------------------------------------------------------------------------
   Viacom, Inc., Cl. B/1/,/2/                                                  164,920         9,647,820
                                                                                            ----------------
                                                                                              15,995,596

  ----------------------------------------------------------------------------------------------------------
   Household Goods--0.4%
   Wella AG                                                                     93,210         2,796,766
  ----------------------------------------------------------------------------------------------------------
   Wella AG, Preference, Non-Vtg.                                                9,100           323,238
                                                                                            ----------------
                                                                                               3,120,004

  ----------------------------------------------------------------------------------------------------------
   Tobacco--0.6%
  ----------------------------------------------------------------------------------------------------------
   Philip Morris Cos., Inc.                                                    147,500         4,342,031
  ----------------------------------------------------------------------------------------------------------
   Energy--5.3%
   Energy Services--2.2%
   Cooper Cameron Corp./1/,/2/                                                  22,500         1,657,969
  ----------------------------------------------------------------------------------------------------------
   Core Laboratories NV/2/                                                      90,000         2,210,625
  ----------------------------------------------------------------------------------------------------------
   Input/Output, Inc./1/,/2/                                                   238,000         2,290,750
  ----------------------------------------------------------------------------------------------------------
   Petroleum Geo-Services ASA, Sponsored ADR2                                  100,000         1,725,000
  ----------------------------------------------------------------------------------------------------------
   Santa Fe International Corp./1/                                             105,000         4,731,562

   Southern Energy, Inc./2/                                                     17,500           549,062
  ----------------------------------------------------------------------------------------------------------
   Transocean Sedco Forex, Inc./1/                                              58,000         3,400,250

                                                                                              16,565,218
                                                                                            ----------------
   Oil: Domestic--1.6%
  ----------------------------------------------------------------------------------------------------------
   Devon Energy Corp.                                                           59,422         3,574,233
  ----------------------------------------------------------------------------------------------------------
   Exxon Mobil Corp.                                                            34,501         3,074,902



 14   OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                              Market Value
                                                 Shares         See Note 1
--------------------------------------------------------------------------------
Oil: Domestic Continued
Kerr-McGee Corp.                                 20,000        $ 1,325,000
--------------------------------------------------------------------------------
Unocal Corp.                                    105,000          3,720,937
                                                              ------------------
                                                                11,695,072

--------------------------------------------------------------------------------
Oil: International--1.5%
Anderson Exploration Ltd./2/                    105,600          2,309,079
--------------------------------------------------------------------------------
Berkley Petroleum Corp./2/                      208,900          1,187,090
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference               33,300            952,976
--------------------------------------------------------------------------------
Talisman Energy, Inc./2/                        121,090          4,245,313
--------------------------------------------------------------------------------
Total Fina Elf SA, Sponsored ADR                 33,000          2,423,437
                                                              ------------------
                                                                11,117,895

--------------------------------------------------------------------------------
Financial--11.0%
--------------------------------------------------------------------------------
Banks--4.8%
ABN Amro Holding NV                              77,000          1,793,946
--------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA            150,000          1,040,124
--------------------------------------------------------------------------------
Bank of America Corp.                           213,000         11,155,875
--------------------------------------------------------------------------------
Chase Manhattan Corp./1/                        230,000         10,623,125
--------------------------------------------------------------------------------
Knight Trading Group, Inc./1/,/2/                53,600          1,929,600
--------------------------------------------------------------------------------
Societe Generale, Cl. A                          78,000          4,360,697
--------------------------------------------------------------------------------
UBS AG                                           11,200          1,490,396
--------------------------------------------------------------------------------
UniCredito Italiano SpA                         620,000          3,233,657
                                                              ------------------
                                                                35,627,420

--------------------------------------------------------------------------------
Diversified Financial--1.2%
C.I.T. Group, Inc., Cl. A                       126,000          2,205,000
--------------------------------------------------------------------------------
Equifax, Inc.                                    76,600          2,063,412
--------------------------------------------------------------------------------
Freddie Mac                                      43,800          2,367,937
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                 29,000          2,651,687
                                                              ------------------
                                                                 9,288,036

--------------------------------------------------------------------------------
Insurance--2.1%
ACE Ltd./1/                                     158,000          6,201,500
--------------------------------------------------------------------------------
Aetna, Inc./1/                                   27,500          1,596,719
--------------------------------------------------------------------------------
Aon Corp.                                        50,000          1,962,500
--------------------------------------------------------------------------------
Skandia Forsakrings AB                          100,000          1,982,768
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                           49,700          3,652,950
                                                              ------------------
                                                                15,396,437

--------------------------------------------------------------------------------
Real Estate Investment Trusts--2.5%
Archstone Communities Trust                      95,000          2,333,438
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                      60,000          2,861,250
--------------------------------------------------------------------------------
Brandywine Realty Trust                         105,000          2,126,250
--------------------------------------------------------------------------------
Camden Property Trust                            65,000          2,015,000


 15    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                    Continued
--------------------------------------------------------------------------------

                                                                      Market Value
                                                         Shares         See Note 1
-------------------------------------------------------------------------------------
Real Estate Investment Trusts Continued
CarrAmerica Realty Corp.                                 75,000        $ 2,268,750
-------------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                                 65,000          2,283,125
-------------------------------------------------------------------------------------
Developers Diversified Realty Corp.                     100,000          1,287,500
-------------------------------------------------------------------------------------
Equity Office Properties Trust                           43,441          1,349,386
-------------------------------------------------------------------------------------
Post Properties, Inc.                                    50,000          2,178,125
                                                                     ----------------
                                                                        18,702,824

-------------------------------------------------------------------------------------
Savings & Loans--0.4%
Washington Mutual, Inc.                                  70,000          2,786,875
-------------------------------------------------------------------------------------
Healthcare--5.5%
-------------------------------------------------------------------------------------
Healthcare/Drugs--4.1%
Abbott Laboratories/1/                                   54,000          2,568,375
-------------------------------------------------------------------------------------
Alkermes, Inc./2/                                        25,000            965,625
-------------------------------------------------------------------------------------
American Home Products Corp./1/                          64,000          3,620,000
-------------------------------------------------------------------------------------
AstraZeneca Group plc                                    61,300          3,213,589
-------------------------------------------------------------------------------------
Human Genome Sciences, Inc. /1/,/2/                      10,500          1,817,813
-------------------------------------------------------------------------------------
Johnson & Johnson/1/                                     44,730          4,201,824
-------------------------------------------------------------------------------------
Merck & Co., Inc./1/                                     40,000          2,977,500
-------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                 90,000          2,424,375
-------------------------------------------------------------------------------------
Novartis AG                                               2,500          3,833,025
-------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR4                               20,000            215,500
-------------------------------------------------------------------------------------
SmithKline Beecham plc, Cl. A, Sponsored ADR             37,000          2,539,125
-------------------------------------------------------------------------------------
UnitedHealth Group, Inc./1/                              20,500          2,024,375
                                                                     ----------------
                                                                        30,401,126

-------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.4%
Acuson Corp./2/                                         250,000          5,687,500
-------------------------------------------------------------------------------------
Affymetrix, Inc./1/,/2/                                   4,800            239,400
-------------------------------------------------------------------------------------
Covance, Inc./2/                                        145,000          1,187,188
-------------------------------------------------------------------------------------
Quintiles Transnational Corp./2/                         72,500          1,155,469
-------------------------------------------------------------------------------------
St. Jude Medical, Inc./1/,/2/                            38,000          1,938,000
                                                                     ----------------
                                                                        10,207,557

-------------------------------------------------------------------------------------
Technology--11.9%
-------------------------------------------------------------------------------------
Computer Hardware--3.1%
-------------------------------------------------------------------------------------
Canon, Inc.                                              77,000          3,413,196
-------------------------------------------------------------------------------------
Compaq Computer Corp.                                    48,000          1,323,840
-------------------------------------------------------------------------------------
International Business Machines Corp.                   162,000         18,225,000
                                                                        22,962,036
                                                                     ----------------

-------------------------------------------------------------------------------------
Computer Software--1.5%
Computer Associates International, Inc./1/               73,000          1,838,688
-------------------------------------------------------------------------------------
i2 Technologies, Inc./1/,/2/                              4,500            841,781


 16    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                     Market Value
                                                        Shares         See Note 1
-----------------------------------------------------------------------------------
Computer Software Continued
Microsoft Corp./2/                                      15,500        $   934,844
-----------------------------------------------------------------------------------
Peoplesoft, Inc./2/                                    105,000          2,933,438
-----------------------------------------------------------------------------------
Red Hat, Inc./2/                                        20,000            341,250
-----------------------------------------------------------------------------------
Sabre Holdings Corp.                                    60,000          1,736,250
-----------------------------------------------------------------------------------
Synopsys, Inc./2/                                       45,000          1,704,375
-----------------------------------------------------------------------------------
Veritas Software Corp./1/,/2/                            4,000            568,000
-----------------------------------------------------------------------------------
Yahoo!, Inc./1/,/2/                                      7,200            655,200
                                                                      -------------
                                                                       11,553,826

-----------------------------------------------------------------------------------
Communications Equipment--0.5%
Cisco Systems, Inc./1/,/2/                              38,000          2,099,500
-----------------------------------------------------------------------------------
Lucent Technologies, Inc.                               57,500          1,757,344
                                                                      -------------
                                                                        3,856,844

-----------------------------------------------------------------------------------
Electronics--6.2%
Analog Devices, Inc./1/,/2/                            105,000          8,669,063
-----------------------------------------------------------------------------------
ASM Lithography Holding NV/1/,/2/                       55,000          1,777,188
-----------------------------------------------------------------------------------
Intel Corp./1/                                         330,000         13,715,625
-----------------------------------------------------------------------------------
JDS Uniphase Corp./1/,/2/                                5,000            473,438
-----------------------------------------------------------------------------------
Keyence Corp.                                           13,530          4,682,787
-----------------------------------------------------------------------------------
KLA Instruments Corp./2/                                55,000          2,265,313
-----------------------------------------------------------------------------------
Lam Research Corp./2/                                   57,000          1,193,438
-----------------------------------------------------------------------------------
Loral Space & Communications Ltd./2/                   135,600            830,550
-----------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A/1/                     90,000          3,988,125
-----------------------------------------------------------------------------------
Motorola, Inc.                                          80,000          2,260,000
-----------------------------------------------------------------------------------
QLogic Corp./1/,/2/                                      6,000            528,000
-----------------------------------------------------------------------------------
RF Micro Devices, Inc./2/                               17,500            560,000
-----------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares             73,500          3,500,438
-----------------------------------------------------------------------------------
Teradyne, Inc./1/,/2/                                   45,000          1,575,000
                                                                      -------------
                                                                       46,018,965

-----------------------------------------------------------------------------------
Photography--0.6%
Concord Camera Corp./2/                                 42,000          1,076,250
-----------------------------------------------------------------------------------
Eastman Kodak Co.                                       40,000          1,635,000
-----------------------------------------------------------------------------------
Xerox Corp./2/                                          97,500          1,468,594
                                                                      -------------
                                                                        4,179,844

-----------------------------------------------------------------------------------
Transportation--0.5%
-----------------------------------------------------------------------------------
Railroads & Truckers--0.5%
Burlington Northern Santa Fe Corp.                      81,000          1,746,563
-----------------------------------------------------------------------------------
Werner Enterprises, Inc.                               184,200          2,164,350
                                                                      -------------
                                                                        3,910,913


 17    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS        Continued
--------------------------------------------------------------------------------


                                                                                                         Market Value
                                                                                           Shares          See Note 1
-----------------------------------------------------------------------------------------------------------------------
Utilities--0.7%
-----------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.4%
Southern Co.                                                                              100,000        $  3,243,750
-----------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.3%
Dynegy, Inc./1/                                                                            46,000           2,622,000
                                                                                                         --------------
Total Common Stocks (Cost $264,093,854)                                                                   404,429,215


=======================================================================================================================
Preferred Stocks--1.3%
MediaOne Group, Inc., 7% Cv. Premium Income Exchangeable
Securities for Vodafone Airtouch plc common stock                                          17,500             651,875
-----------------------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv./4/                                                          105,000           8,268,750
-----------------------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity
Redeemable Stock, Units (each unit consists of one preferred plus one
warrant to purchase 5.3355 shares of Sovereign Bancorp common stock)/5/                    12,500             717,969
                                                                                                         --------------
Total Preferred Stocks (Cost $7,155,180)                                                                    9,638,594

                                                                                            Units
=======================================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------------------
Adelphia Business Solutions, Inc. Wts., Exp. 4/15/01                                          550              39,806
-----------------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/15/033                                                  300               4,537
-----------------------------------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/083                                           1,000              12,250
-----------------------------------------------------------------------------------------------------------------------
Telesp Celular Participacoes SA Rts., Exp. 10/5/00                                      4,915,326                  27
-----------------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/31/02                                                      300                  --
                                                                                                         --------------
Total Rights, Warrants and Certificates (Cost $0)                                                              56,620


                                                                                        Principal
                                                                                           Amount
=======================================================================================================================
Mortgage-Backed Obligations--4.1%
-----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, Series 151, Cl. F, 9%, 5/15/21      $    447,603             467,043
-----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg
Participation Certificates, 7%, 5/1/29                                                  6,266,913           6,151,352
-----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 199, Cl. IO, 24.10%, 8/1/28 /6/                                        1,331,529             421,928
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 12/1/27-2/1/28                                  8,102,199           7,793,994
-----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/15/26                                                                             2,722,330           2,685,008
7.375%, 3/20/26                                                                           312,528             314,679
7.50%, 5/15/27                                                                         11,196,905          11,235,870
-----------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06 /4/                                  400,000             340,148
-----------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                      18,388              18,293
Series 1994-C2, Cl. E, 8%, 4/25/25                                                        715,837             705,883
Series 1994-C2, Cl. G, 8%, 4/25/25                                                        161,862             155,185

 18    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                          Principal       Market Value
                                                                             Amount         See Note 1
========================================================================================================
Mortgage-Backed Obligations Continued
Salomon Brothers Mortgage Securities VII,
Commercial Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1, 7.136%, 4/25/26 /3/                               $   279,352        $   184,547
Series 1996-C1, Cl. F, 8.875%, 1/20/06 /7/                                  250,000            189,219
                                                                                            ------------
Total Mortgage-Backed Obligations (Cost $30,775,271)                                        30,663,149

========================================================================================================
U.S. Government Obligations--11.1%
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Nts., 7.125%, 1/15/30                       500,000            517,679
--------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                                 500,000            495,469
6.50%, 11/15/26                                                             360,000            380,138
8.875%, 8/15/17                                                           3,650,000          4,695,955
10.75%, 5/15/03                                                           1,190,000          1,325,363
STRIPS, 6.30%, 8/15/25 /8/                                               15,300,000          3,491,613
STRIPS, 6.53%, 8/15/15 /8/                                                8,500,000          3,433,592
STRIPS, 7.10%, 11/15/18 /8/                                               9,350,000          3,098,038
STRIPS, 7.31%, 8/15/19 /8/                                               10,200,000          3,234,614
--------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02-2/15/04                                                  30,000,000         29,948,445
6.125%, 12/31/01                                                         15,000,000         14,985,945
6.25%, 2/15/03-2/15/07                                                   12,130,000         12,265,628
6.50%, 10/15/06                                                           4,640,000          4,769,052
7.50%, 5/15/02                                                              327,000            334,255
                                                                                            ------------
Total U.S. Government Obligations (Cost $82,112,806)                                        82,975,786

========================================================================================================
Foreign Government Obligations--15.7%
--------------------------------------------------------------------------------------------------------
Argentina--3.9%
Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas:
Series FRB, 7.375%, 3/31/05 /7/                                           6,848,000          6,269,344
Series PRE2, 6.62%, 4/1/01 /7/                                               77,813             76,957
--------------------------------------------------------------------------------------------------------
Argentina (Republic of) Nts.:
11.75%, 2/12/07 /4/[ARP]                                                    150,000            135,081
14.25%, 11/30/02 /3/,/7/                                                 13,125,000         13,125,000
--------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 6%, 3/31/23 /7/                       14,000,000          9,520,000
                                                                                            ------------
                                                                                            29,126,382

--------------------------------------------------------------------------------------------------------
Australia--0.4%
New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04[AUD]                1,570,000            863,163
--------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable
Gtd. Nts., 10.50%, 5/15/03[AUD]                                           2,590,000          1,539,011
--------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Global Exchangeable
Gtd. Nts., 8%, 8/14/01[AUD]                                                 615,000            337,181
                                                                                            ------------
                                                                                             2,739,355


 19   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                Continued
--------------------------------------------------------------------------------

                                                                      Principal       Market Value
                                                                         Amount         See Note 1
----------------------------------------------------------------------------------------------------
Brazil--3.5%
Brazil (Federal Republic of) Debt Capitalization
Bonds, Series 20 yr., 8%, 4/15/14                                  $ 21,180,252        $ 16,255,843
----------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible
Interest Bonds, 7.375%, 4/15/06 /7/                                  10,555,500           9,961,753
                                                                                      --------------
                                                                                         26,217,596

----------------------------------------------------------------------------------------------------
Canada--2.8%
Canada (Government of) Bonds:
6.50%, 6/1/04[CAD]                                                   13,320,000           9,073,907
8.75%, 12/1/05[CAD]                                                     495,000             372,428
9.75%, 6/1/01[CAD]                                                    9,630,000           6,578,623
11.75%, 2/1/03[CAD]                                                     290,000             217,729
Series WL43, 5.75%, 6/1/29[CAD]                                       7,130,000           4,821,730
                                                                                      --------------
                                                                                         21,064,417

----------------------------------------------------------------------------------------------------
Denmark--0.4%
Denmark (Kingdom of) Bonds, 8%, 3/15/06[DKK]                         21,900,000           2,864,755
----------------------------------------------------------------------------------------------------
Finland--0.1%
Finland (Republic of) Bonds, Series RG, 9.50%, 3/15/04[EUR]             672,751             670,867
----------------------------------------------------------------------------------------------------
Germany--0.2%
Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24[EUR]            1,362,592           1,289,308
----------------------------------------------------------------------------------------------------
Great Britain--1.1%
United Kingdom Treasury Bonds:
7%, 6/7/02[GBP]                                                       2,415,000           3,635,852
7.25%, 12/7/07[GBP]                                                   2,400,000           3,920,982
10%, 9/8/03[GBP]                                                        325,000             533,033
                                                                                      --------------
                                                                                          8,089,867

----------------------------------------------------------------------------------------------------
Italy--0.0%
Italy (Republic of) Treasury Bonds, Buoni del
Tesoro Poliennali, 9.50%, 2/1/01[EUR]                                   209,164             187,172
----------------------------------------------------------------------------------------------------
Mexico--0.0%
United Mexican States Bonds, Series RG, 16.50%, 9/1/08 /3/ [GBP]         35,000              72,317
----------------------------------------------------------------------------------------------------
New Zealand--2.4%
New Zealand (Government of) Bonds, 10%, 3/15/02[NZD]                 42,705,000          18,124,882
----------------------------------------------------------------------------------------------------
Philippines--0.2%
Philippines (Republic of) Bonds, 8.60%, 6/15/27                       1,500,000           1,023,750
----------------------------------------------------------------------------------------------------
Poland--0.5%
Poland (Republic of) Bonds,12%, 6/12/01[PLZ]                         18,000,000           3,792,358
----------------------------------------------------------------------------------------------------
South Africa--0.2%
Eskom Depositary Receipts, Series E168, 11%, 6/1/08[ZAR]              6,430,000             769,890
----------------------------------------------------------------------------------------------------
Eskom Sec. Bonds, Series E168, 11%, 6/1/08[ZAR]                       3,000,000             359,202
                                                                                      --------------
                                                                                          1,129,092

----------------------------------------------------------------------------------------------------
Spain--0.0%
Spain (Kingdom of) Gtd. Bonds, Bonos y
Obligacion del Estado, 10.30%, 6/15/02[EUR]                             235,296             224,410
                                                                                      --------------
Total Foreign Government Obligations (Cost $122,284,891)                                116,616,528


 20    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                                          Principal      Market Value
                                                                                             Amount        See Note 1
=========================================================================================================================
Loan Participations--0.1%
-------------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 7.75%, 1/1/09/3,/7/ (Cost $495,679)                                          $   538,333        $   485,846
=========================================================================================================================
Non-Convertible Corporate Bonds and Notes--6.8%
-------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank NV (NY Branch), 7.125% Sub. Nts.,
Series B, 10/15/93                                                                          500,000            436,063
-------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.:
9.375% Sr. Nts., 11/15/09                                                                   750,000            683,437
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                                   500,000            503,125
-------------------------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                                   795,000            775,125
-------------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10% Sr. Unsec
Sub. Nts., Series B, 8/1/09                                                                 750,000            658,125
-------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                                 600,000            279,000
-------------------------------------------------------------------------------------------------------------------------
American International Group, Inc., 11.70%
Unsec. Unsub. Bonds, 12/4/01[ITL]                                                        95,000,000             46,280
-------------------------------------------------------------------------------------------------------------------------
Amgen, Inc., 8.125% Unsec. Debs., 4/1/97                                                    110,000            111,515
-------------------------------------------------------------------------------------------------------------------------
Amkor Technologies, Inc., 9.25% Sr. Unsec. Nts., 5/1/06                                     500,000            498,750
-------------------------------------------------------------------------------------------------------------------------
AMRESCO, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                                      200,000             89,000
-------------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                                       500,000            467,500
-------------------------------------------------------------------------------------------------------------------------
Aracruz Celulose SA, 10.375% Debs., 1/31/02 /4/                                             320,000            327,200
-------------------------------------------------------------------------------------------------------------------------
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                                   400,000            308,000
-------------------------------------------------------------------------------------------------------------------------
Bank of America Corp., 7.80% Jr. Unsec. Sub. Nts., 2/15/10                                  500,000            515,461
-------------------------------------------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                                     700,000            717,500
-------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 8.625% Sr.
Nts., Series B, 12/15/06                                                                    200,000            133,000
-------------------------------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07                                                      650,000            644,451
-------------------------------------------------------------------------------------------------------------------------
Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                                    750,000            761,250
-------------------------------------------------------------------------------------------------------------------------
Caterpillar, Inc., 7.375% Unsec. Debs., 3/1/97                                              500,000            453,279
-------------------------------------------------------------------------------------------------------------------------
Celcaribe SA, 14.50% Sr. Sec. Nts., 3/15/04 /3/                                             350,000            275,625
-------------------------------------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11 /9/                                                  500,000            293,750
8.625% Sr. Unsec. Nts., 4/1/09                                                              750,000            676,875
-------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.625% Sr. Unsec. Nts., Series B, 5/1/05                           500,000            498,750
-------------------------------------------------------------------------------------------------------------------------
Coca-Cola Co., 7.375% Debs., 7/29/93                                                        440,000            419,740
-------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07 /9/                      850,000            820,250
-------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05 /3/          1,300,000            890,500
-------------------------------------------------------------------------------------------------------------------------
Conoco, Inc., 6.95% Sr. Unsec. Nts., 4/15/29                                                500,000            462,823
-------------------------------------------------------------------------------------------------------------------------
Crown Castle International Corp.:
9% Sr. Nts., 5/15/11                                                                        500,000            477,500
10.75% Sr. Nts., 8/1/11                                                                     500,000            516,250
-------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc.:
9.875% Sr. Sub. Debs., 2/15/13                                                              250,000            256,875
10.50% Sr. Sub. Debs., 5/15/16                                                              250,000            269,375
-------------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                                   400,000            342,000


 21   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS         Continued
--------------------------------------------------------------------------------

                                                                                 Principal      Market Value
                                                                                    Amount        See Note 1
===============================================================================================================
Non-Convertible Corporate Bonds and Notes Continued
D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10                                 $  600,000        $  585,000
---------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05 /9/           300,000           283,500
---------------------------------------------------------------------------------------------------------------
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                     700,000           472,500
---------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                         100,000            77,375
---------------------------------------------------------------------------------------------------------------
EchoStar Broadband Corp., 10.375% Sr. Nts., 10/1/07 /4/                            600,000           600,000
---------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                 700,000           689,500
---------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                 250,000           266,043
---------------------------------------------------------------------------------------------------------------
Empresas ICA Sociedad Controladora SA de CV, 11.875% Nts., 5/30/01 /3/              30,000            29,175
---------------------------------------------------------------------------------------------------------------
Exodus Communications, Inc.:
11.25% Sr. Nts., 7/1/08                                                            500,000           498,750
11.25% Sr. Nts., 7/15/10/4                                                         400,000           403,000
---------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                       600,000           483,000
---------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
8.05% Cv. Nts., 6/15/03[NZD]                                                        35,000            14,107
10% Cv. Unsec. Sub. Nts., 4/30/05[NZD]                                              35,000            14,903
---------------------------------------------------------------------------------------------------------------
Ford Motor Co., 7.70% Unsec. Debs., 5/15/97                                        500,000           452,353
---------------------------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                      250,000           255,000
---------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625% Sr. Unsec. Nts., 5/15/08                     750,000           753,750
---------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 7.80% Sr. Unsec
Unsub. Nts., Series B, 1/28/10                                                     500,000           510,361
---------------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05                   950,000           999,875
---------------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Unsec. Unsub. Bonds, 2/13/02                        25,000            23,944
---------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                       200,000           192,000
---------------------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon
Sr. Unsec. Disc. Nts., 13.08%, 12/31/09 /8/                                      1,000,000           325,000
---------------------------------------------------------------------------------------------------------------
IBM Corp., 7.125% Sr. Unsec. Unsub. Debs., 12/1/96                                 500,000           469,541
---------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.50% Sr. Nts., Series B, 1/15/08                 500,000           481,250
---------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05             500,000           505,000
---------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                     500,000           462,500
---------------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                               400,000           382,500
---------------------------------------------------------------------------------------------------------------
Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                            100,000           102,875
---------------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                               900,000           891,000
---------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 11% Sr. Unsec. Nts., 3/15/08                         300,000           288,000
---------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                         300,000           216,000
---------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.625% Sr. Sec. Nts., Series A, 5/1/07                                             300,000           293,625
9.875% Sec. Nts., Series B, 5/1/07                                                 300,000           293,625
---------------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                    500,000           471,250
---------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                             250,000           235,000
10% Sr. Unsec. Nts., Series B, 11/15/08                                            750,000           705,000
---------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06 /9/           750,000           648,750
---------------------------------------------------------------------------------------------------------------
Motorola, Inc., 5.22% Unsec. Debs., 10/1/97                                        170,000           111,054


 22    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                                  Principal      Market Value
                                                                                     Amount        See Note 1
==============================================================================================================
Non-Convertible Corporate Bonds and Notes Continued
News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                             $1,000,000        $1,044,669
--------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.95% Sr. Disc. Nts., 2/15/08 /9/                                                300,000           230,250
9.375% Sr. Unsec. Nts., 11/15/09                                                    500,000           490,000
--------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 10.75% Sr. Unsec. Nts., 6/1/09                       500,000           465,000
--------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                 183,000           185,745
--------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.90% Sr. Bonds, 5/15/97                                    500,000           471,101
--------------------------------------------------------------------------------------------------------------
NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08/9/                   500,000           306,250
--------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03 /3/                                    325,000           287,625
--------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09 /4/                                       250,000           280,000
--------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04 /3/,/10/             155,000            24,025
--------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07            900,000           796,500
--------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07                    1,000,000           775,000
--------------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                                750,000           491,250
--------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08                                   750,000           811,875
--------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc.:
10.625% Second Priority Sr. Sec. Nts., 4/15/05                                      300,000           310,500
11.50% Sr. Sec. Nts., 6/1/04                                                        300,000           334,500
--------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                200,000           146,000
--------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                     500,000           503,125
10.875% Sr. Sub. Nts., 4/1/08                                                       250,000           230,000
--------------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07 /3/         1,300,000         1,365,000
--------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                                        500,000           493,841
--------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                       750,000           720,000
--------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                       500,000           466,250
9% Sr. Unsec. Sub. Nts., 7/15/07                                                    375,000           356,250
--------------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 10.75% Sr. Nts., 3/15/10 /4/                            500,000           475,000
--------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                670,000           472,350
12.375% Sr. Sec. Nts., Series B, 7/15/06                                            400,000           406,000
--------------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08 /3/                                275,862           251,034
--------------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08 /3/                                 55,172            50,207
--------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts., 5/1/08 /2/,/3/,/10/               400,000            14,000
--------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07 /9/                  1,000,000           962,500
--------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                                      300,000           288,750
9.25% Sr. Nts., 9/1/10 /4/                                                          300,000           315,000
--------------------------------------------------------------------------------------------------------------
Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                     475,000           306,375
--------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                          950,000           665,000
--------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 13.375%
Sr. Disc. Nts., Series B, 12/15/03                                                1,000,000         1,015,000
--------------------------------------------------------------------------------------------------------------
Travelers Group, Inc., 6.875% Unsec. Nts., 2/15/98                                  550,000           485,364

 23   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
   STATEMENT OF INVESTMENTS                Continued
--------------------------------------------------------------------------------

                                                                                      Principal         Market Value
                                                                                         Amount           See Note 1
======================================================================================================================
Non-Convertible Corporate Bonds and Notes Continued
TV Azteca SA de CV, 10.50% Sr. Nts., Series B, 2/15/07                             $    200,000         $    186,000
----------------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03 /3/                                  500,000              472,500
----------------------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV, 10.875%
Sr. Unsec. Nts., Series B, 8/1/09                                                       400,000              342,000
----------------------------------------------------------------------------------------------------------------------
United Rentals, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                         500,000              450,000
----------------------------------------------------------------------------------------------------------------------
Vodafone AirTouch plc, 7.75% Unsec. Unsub. Nts., 2/15/10 /4/                            500,000              510,448
----------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                         1,082,364            1,174,366
----------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc., 7.55% Sr. Unsec. Nts., 2/15/30                                   500,000              517,445
----------------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 6.95% Sr. Unsec. Nts., 8/15/28                                          500,000              453,935
----------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                                 700,000              665,000
                                                                                                        --------------
Total Non-Convertible Corporate Bonds and Notes (Cost $54,264,525)                                        51,157,510

======================================================================================================================
Convertible Corporate Bonds and Notes--0.6%
----------------------------------------------------------------------------------------------------------------------
Affymetrix, Inc., 4.75% Cv. Sub. Nts., 2/15/07 /4/                                    1,000,000              597,500
----------------------------------------------------------------------------------------------------------------------
Amkor Technologies, Inc., 5% Cv. Nts., 3/15/07 /4/                                      750,000              600,000
----------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07                             600,000              913,500
----------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 6% Cv. Unsec. Sub. Nts., 3/15/10                          500,000              425,625
----------------------------------------------------------------------------------------------------------------------
LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 2/15/05                                       500,000              405,625
----------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10 /4/                            700,000              659,750
----------------------------------------------------------------------------------------------------------------------
Photronics, Inc., 6% Cv. Sub. Nts., 6/1/04                                              750,000              725,625
                                                                                                        --------------
Total Convertible Corporate Bonds and Notes (Cost $4,208,188)                                              4,327,625

======================================================================================================================
Structured Instruments--0.0%
Credit Suisse First Boston Corp. (New York Branch), Carnival
Corp. Equity Linked Nts., 7%, 7/17/023 (Cost $249,487)                                  255,000              283,050


                                              Date         Strike                     Contracts
======================================================================================================================
Options Purchased--0.0%
Philip Morris Cos., Inc. Call (Cost $79,800) 1/22/01        $35                             350               41,562

                                                                                      Principal
                                                                                         Amount
======================================================================================================================
Repurchase Agreements--5.5%
Repurchase agreement with Zion First National Bank, 6.50%, dated
9/29/00, to be repurchased at $40,925,156 on 10/2/00, collateralized by U.S. Treasury Bonds, 10.75%, 2/15/03, with a value of $4,561,234 and U.S. Treasury Nts., 5.75%-6.375%, 6/30/01-10/31/02, with a
value of $37,190,007 (Cost $40,903,000)                                            $ 40,903,000           40,903,000
----------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $606,622,681)                                            99.5%         741,578,485
----------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                             0.5            3,369,243
                                                                                --------------------------------------
Net Assets                                                                                100.0%        $744,947,728
                                                                                ======================================


 24    OPPENHEIMER MULTIPLE STRATEGIES FUND

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP       Argentine Peso            GBP            British Pound Sterling
AUD       Australian Dollar         ITL            Italian Lira
CAD       Canadian Dollar           NZD            New Zealand Dollar
DKK       Danish Krone              PLZ            Polish Zloty
EUR       Euro                      ZAR            South African Rand

1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                              Contracts      Expiration        Exercise         Premium    Market Value
                                        Subject to Call            Date           Price        Received      See Note 1
------------------------------------------------------------------------------------------------------------------------
ACE Ltd.                                            500        11/20/00        $  30.00        $129,750        $456,250
------------------------------------------------------------------------------------------------------------------------
ASM Lithography Holding NV                           80        10/23/00           50.00          27,760              --
------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                 120        11/20/00           45.00          34,140          45,000
------------------------------------------------------------------------------------------------------------------------
Aetna, Inc.                                         275         1/22/01           80.00          74,800              --
------------------------------------------------------------------------------------------------------------------------
Affymetrix, Inc.                                     48        11/20/00          120.00          56,628             300
------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                        140        10/23/00           70.00          59,080             875
------------------------------------------------------------------------------------------------------------------------
Analog Devices, Inc.                                360        12/18/00           95.00         435,420         211,500
------------------------------------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc.                 27         1/22/01          200.00          32,993         148,500
------------------------------------------------------------------------------------------------------------------------
Callaway Golf Co.                                   440        11/20/00           22.50          66,035              --
------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                               210        12/18/00           70.00          49,243              --
------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                  96         1/22/01           85.00          34,511           7,200
------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                   40         1/22/01           90.00          29,880           1,750
------------------------------------------------------------------------------------------------------------------------
Coherent, Inc.                                      160        11/20/00           85.00          80,317          36,000
------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.             150        11/20/00           80.00          30,488              --
------------------------------------------------------------------------------------------------------------------------
Cooper Cameron Corp.                                 11         2/19/01           85.00           9,867           8,113
------------------------------------------------------------------------------------------------------------------------
Dynegy, Inc.                                         75         3/19/01           55.00          38,211          75,000
------------------------------------------------------------------------------------------------------------------------
Dynegy, Inc.                                         50         3/19/01           60.00          34,224          37,500
------------------------------------------------------------------------------------------------------------------------
Goodrich (B.F.) Co.                                 300        11/20/00           45.00          29,099          13,125
------------------------------------------------------------------------------------------------------------------------
Human Genome Sciences, Inc.                          38        10/23/00         160.000          51,186          77,900
------------------------------------------------------------------------------------------------------------------------
Human Genome Sciences, Inc.                          37        10/23/00          220.00          24,864           8,788
------------------------------------------------------------------------------------------------------------------------
Human Genome Sciences, Inc.                          30         4/21/01          210.00          99,282          99,750
------------------------------------------------------------------------------------------------------------------------
i2 Technologies, Inc.                                45        11/20/00          210.00          33,614          68,063
------------------------------------------------------------------------------------------------------------------------
Input/Output, Inc.                                2,380        11/20/00            7.50         349,860         520,625
------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                         500         1/22/01           90.00         158,625           6,250
------------------------------------------------------------------------------------------------------------------------
International Game Technology                       321        10/23/00           30.00          63,235         148,463
------------------------------------------------------------------------------------------------------------------------
JDS Uniphase Corp.                                   50        12/18/00          140.00          46,723          14,375
------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                    80         1/22/01          115.00          20,760           6,500
------------------------------------------------------------------------------------------------------------------------
Jones Apparel Group, Inc.                           400        11/20/00           30.00         163,800          22,500
------------------------------------------------------------------------------------------------------------------------
Knight Trading Group, Inc.                            6         1/22/01           45.00           1,782           1,088
------------------------------------------------------------------------------------------------------------------------
Knight Trading Group, Inc.                           14         1/22/01           50.00           2,758           1,488
------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                    84         1/22/01          100.00          15,497           1,575
------------------------------------------------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A                    230        10/23/00           65.00          88,432           1,438
------------------------------------------------------------------------------------------------------------------------
QLogic Corp.                                         60        10/23/00          120.00          50,818           4,500
------------------------------------------------------------------------------------------------------------------------
Santa Fe International Corp.                        115         1/22/01           50.00          25,530          29,469
------------------------------------------------------------------------------------------------------------------------
St. Jude Medical, Inc.                               80        10/23/00           40.00          20,760          88,000
------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                                       33        10/23/00          105.00          63,426              --
------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                                       33        10/23/00          120.00          39,500              --


25   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS               Continued
--------------------------------------------------------------------------------

Footnotes to Statement of Investments Continued

1.   Outstanding written call options:

                                   Contracts      Expiration        Exercise        Premium    Market Value
                             Subject to Call            Date           Price       Received      See Note 1
------------------------------------------------------------------------------------------------------------
Toll Brothers, Inc.                       52        12/18/00        $  20.00       $ 19,344        $ 74,100
------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc.             116        11/20/00           60.00         64,670          42,050
------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                 205        12/18/00           80.00        213,133         466,375
------------------------------------------------------------------------------------------------------------
Veritas Software Corp.                    40        11/20/00          220.00         45,878           3,750
------------------------------------------------------------------------------------------------------------
Viacom, Inc., Cl. B                      240         1/22/01           80.00         74,280          10,500
------------------------------------------------------------------------------------------------------------
Yahoo!, Inc.                               9         1/22/01          270.00          4,698             109
------------------------------------------------------------------------------------------------------------
Yahoo!, Inc.                               9        10/23/00          270.00         19,323              --
                                                                               -----------------------------
                                                                                 $3,014,224      $2,738,769
                                                                               =============================


2. Non-income-producing security.
3. Identifies issues considered to be illiquid or restricted--see Note 7 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $13,727,377 or 1.84% of the Fund's net assets as of September 30, 2000.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
7. Represents the current interest rate for a variable or increasing rate security.
8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
10. Issuer is in default.

See accompanying Notes to Financial Statements.


26   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES September 30, 2000
--------------------------------------------------------------------------------


=========================================================================================================
Assets
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $606,622,681)--see accompanying statement                       $741,578,485
---------------------------------------------------------------------------------------------------------
Cash                                                                                           1,042,496
---------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $15,259)                                                           15,259
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                     6,118,130
Investments sold                                                                               2,956,418
Shares of beneficial interest sold                                                               176,056
Other                                                                                              1,008
                                                                                            ------------
Total assets                                                                                 751,887,852

=========================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $3,014,224)--see accompanying statement           2,738,769
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                          2,451,326
Shares of beneficial interest redeemed                                                           464,637
Distribution and service plan fees                                                               385,117
Shareholder reports                                                                              318,734
Transfer and shareholder servicing agent fees                                                    258,928
Trustees' compensation                                                                           247,683
Other                                                                                             74,930
                                                                                            ------------
Total liabilities                                                                              6,940,124
=========================================================================================================
Net Assets                                                                                  $744,947,728
                                                                                            ============

=========================================================================================================
Composition of Net Assets
---------------------------------------------------------------------------------------------------------
Paid-in capital                                                                             $577,699,547
---------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                            3,544,970
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                28,509,692
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                     135,193,519
                                                                                            ------------
Net Assets                                                                                  $744,947,728
                                                                                            ============

=========================================================================================================
Net Asset Value Per Share
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$639,647,994 and 44,965,084 shares of beneficial interest outstanding)                            $14.23
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                       $15.10
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $66,777,351
and 4,741,712 shares of beneficial interest outstanding)                                          $14.08
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,522,383
and 2,726,101 shares of beneficial interest outstanding)                                          $14.13

See accompanying Notes to Financial Statements.

27   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                   For the Year Ended September 30, 2000
--------------------------------------------------------------------------------

=====================================================================================
Investment Income
-------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $2,041)                   $ 29,285,297
-------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $89,046)                    7,054,745
                                                                        ------------
Total income                                                              36,340,042

=====================================================================================
Expenses
-------------------------------------------------------------------------------------
Management fees                                                            5,313,004
-------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    1,249,743
Class B                                                                      670,083
Class C                                                                      386,245
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                972,854
-------------------------------------------------------------------------------------
Shareholder reports                                                          462,811
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                  117,942
-------------------------------------------------------------------------------------
Trustees' compensation                                                        75,797
-------------------------------------------------------------------------------------
Other                                                                        108,510
                                                                        ------------
Total expenses                                                             9,356,989
Less expenses paid indirectly                                                 (8,431)
                                                                        ------------
Net expenses                                                               9,348,558

=====================================================================================
Net Investment Income                                                     26,991,484

=====================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
-------------------------------------------------------------------------------------
Investments (including premiums on options exercised)                     39,858,318
Closing and expiration of option contracts written                         2,476,784
Foreign currency transactions                                             (7,214,861)
                                                                        ------------
Net realized gain                                                         35,120,241

-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                               34,232,845
Translation of assets and liabilities denominated in foreign currencies   (4,320,024)
                                                                        ------------
Net change                                                                29,912,821
                                                                        ------------
Net realized and unrealized gain                                          65,033,062

=====================================================================================
Net Increase in Net Assets Resulting from Operations                    $ 92,024,546
-------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

28   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended September 30,                                              2000                  1999
==================================================================================================
Operations
--------------------------------------------------------------------------------------------------
Net investment income                                        $  26,991,484         $  27,747,152
--------------------------------------------------------------------------------------------------
Net realized gain                                               35,120,241            64,301,098
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                           29,912,821            24,384,903
                                                             -------------------------------------
Net increase in net assets resulting from operations            92,024,546           116,433,153

==================================================================================================
Dividends and/or Distributions to Shareholders
--------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                        (21,779,999)          (24,477,711)
Class B                                                         (1,694,849)           (2,100,116)
Class C                                                           (978,026)           (1,206,196)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                        (48,515,731)          (54,659,946)
Class B                                                         (5,165,726)           (6,391,151)
Class C                                                         (2,993,063)           (3,772,922)

==================================================================================================
Beneficial Interest Transactions
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                         (5,424,882)           (9,204,354)
Class B                                                         (3,023,844)           (6,385,889)
Class C                                                           (956,723)          (11,126,627)

==================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------
Total increase (decrease)                                        1,491,703            (2,891,759)
--------------------------------------------------------------------------------------------------
Beginning of period                                            743,456,025           746,347,784
                                                             -------------------------------------
End of period (including undistributed net investment
income of $3,544,970 and $1,169,787, respectively)           $ 744,947,728         $ 743,456,025
                                                             =====================================

See accompanying Notes to Financial Statements.

29   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                             Year           Year
                                                                                                            Ended          Ended
                                                                                                         Sept. 30,      Dec. 31,
Class A                                           2000         1999          1998            1997            1996/1/        1995
=================================================================================================================================
Per Share Operating Data
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   14.06    $   13.69    $    16.17      $    14.09      $    13.07      $   11.52
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .53          .54           .51             .50             .49            .52
Net realized and unrealized gain (loss)           1.21         1.59         (1.22)           2.88             .96           2.08
                                             ------------------------------------------------------------------------------------
Total income (loss) from
investment operations                             1.74         2.13          (.71)           3.38            1.45           2.60
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income              (.48)        (.54)         (.49)           (.51)           (.43)          (.49)
Distributions from net realized gain             (1.09)       (1.22)        (1.28)           (.79)             --           (.56)
                                             ------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                  (1.57)       (1.76)        (1.77)          (1.30)           (.43)         (1.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $   14.23    $   14.06    $    13.69      $    16.17      $    14.09      $   13.07
                                             ====================================================================================

=================================================================================================================================
Total Return, at Net Asset Value/2/              13.31%       16.29%        (4.71)%         25.46%          11.22%         22.79%

=================================================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $ 639,648    $ 635,603    $  624,895      $  712,470      $  264,359      $ 251,353
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $ 644,356    $ 660,113    $  699,665      $  395,436      $  256,765      $ 249,660
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                             3.71%        3.70%         3.34%           3.30%           4.73%          3.97%
Expenses                                          1.13%        1.09%         1.08%/4/        1.16%/4/        1.21%/4/       1.15%/4/
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             33%          15%           59%             51%             32%            29%


1. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

30   OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                                                              Year          Year
                                                                                                             Ended         Ended
                                                                                                          Sept. 30,      Dec. 31,
Class B                                           2000           1999           1998           1997           1996/1/       1995/2/
===================================================================================================================================
Per Share Operating Data
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $    13.93     $    13.57     $    16.04     $    14.01     $    13.03    $    13.28
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .41            .41            .38            .45            .41           .17
Net realized and unrealized gain (loss)           1.19           1.58          (1.20)          2.78            .93           .41
                                            ---------------------------------------------------------------------------------------
Total income (loss) from
investment operations                             1.60           1.99           (.82)          3.23           1.34           .58
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income              (.36)          (.41)          (.37)          (.41)          (.36)         (.27)
Distributions from net realized gain             (1.09)         (1.22)         (1.28)          (.79)            --          (.56)
                                            ---------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                  (1.45)         (1.63)         (1.65)         (1.20)          (.36)         (.83)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $    14.08     $    13.93     $    13.57     $    16.04     $    14.01    $    13.03


===================================================================================================================================
Total Return, at Net Asset Value/3/              12.30%         15.35%         (5.49)%        24.34%         10.37%         4.44%
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $   66,777     $   68,875     $   73,036     $   67,916     $    5,996    $    1,265
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $   66,956     $   73,673     $   74,442     $   25,113     $    3,546    $      520
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                             2.92%          2.85%          2.53%          2.26%          3.69%         2.62%
Expenses                                          1.94%          1.93%          1.91%/5/       1.96%/5/       2.12%/5/      2.27%/5/
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             33%            15%            59%            51%            32%           29%


1. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

31   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS          Continued
--------------------------------------------------------------------------------


                                                                                                               Year         Year
                                                                                                              Ended        Ended
                                                                                                          Sept. 30,      Dec. 31,
Class C                                         2000           1999           1998           1997           1996/1/        1995
=================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period      $    13.97     $    13.61     $    16.07     $    14.02     $    13.01     $    11.49
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .41            .42            .38            .41            .40            .40
Net realized and unrealized gain (loss)         1.20           1.57          (1.20)          2.83            .96           2.07
                                          ---------------------------------------------------------------------------------------
Total income (loss) from
investment operations                           1.61           1.99           (.82)          3.24           1.36           2.47
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income            (.36)          (.41)          (.36)          (.40)          (.35)          (.39)
Distributions from net realized gain           (1.09)         (1.22)         (1.28)          (.79)            --           (.56)
                                          ---------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (1.45)         (1.63)         (1.64)         (1.19)          (.35)          (.95)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    14.13     $    13.97     $    13.61     $    16.07     $    14.02     $    13.01
                                          =======================================================================================

=================================================================================================================================
Total Return, at Net Asset Value/2/            12.35%         15.28%         (5.43)%        24.42%         10.55%         21.69%
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $   38,522     $   38,978     $   48,417     $   49,539     $   21,087     $   15,405
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $   38,597     $   43,701     $   52,325     $   33,813     $   17,898     $   11,827
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                           2.92%          2.85%          2.51%          2.61%          3.84%          3.08%
Expenses                                        1.94%          1.93%          1.91%/4/       1.97%/4/       2.07%/4/       1.99%/4/
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           33%            15%            59%            51%            32%            29%


1. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

32   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.Significant Accounting Policies
Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 2000, these securities resulted in unrealized gains of $33,563. The Fund may also hedge a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2000, securities with an aggregate market value of $38,025, representing 0.01% of the Fund's net assets, were in default.

33   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS      Continued
--------------------------------------------------------------------------------

1. Significant Accounting Policies Continued
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2000, a provision of $57,662 was made for the Fund's projected benefit obligations and payments of $13,035 were made to retired trustees, resulting in an accumulated liability of $236,807 as of September 30, 2000.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the

34   OPPENHEIMER MULTIPLE STRATEGIES FUND
trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $3,131,265, a decrease in undistributed net investment income of $163,427, and a decrease in accumulated net realized gain on investments of $2,967,838. This reclassification includes $3,136,404 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

35   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS      Continued
--------------------------------------------------------------------------------

================================================================================
2.Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                Year Ended September 30, 2000               Year Ended September 30, 1999
                                  Shares           Amount                       Shares          Amount
-------------------------------------------------------------------------------------------------------------
Class A
Sold                           2,399,891    $  33,730,252                    1,797,693    $  25,595,843
Dividends and/or
distributions reinvested       4,751,781       63,935,355                    5,300,198       72,227,515
Redeemed                      (7,377,559)    (103,090,489)                  (7,538,361)    (107,027,712)
                               ------------------------------------------------------------------------------
Net decrease                    (225,887)   $  (5,424,882)                    (440,470)   $  (9,204,354)
                               ==============================================================================


-------------------------------------------------------------------------------------------------------------
Class B
Sold                             887,243    $  12,369,666                    1,006,931    $  14,207,626
Dividends and/or
distributions reinvested         473,833        6,297,177                      577,898        7,782,999
Redeemed                      (1,563,882)     (21,690,687)                  (2,021,277)     (28,376,514)
                               ------------------------------------------------------------------------------
Net decrease                    (202,806)   $  (3,023,844)                    (436,448)   $  (6,385,889)
                               ==============================================================================

-------------------------------------------------------------------------------------------------------------
Class C
Sold                             428,935    $   5,997,482                      411,845    $   5,825,212
Dividends and/or
distributions reinvested         272,821        3,635,733                      337,524        4,555,422
Redeemed                        (765,156)     (10,589,938)                  (1,518,503)     (21,507,261)
                               ------------------------------------------------------------------------------
Net decrease                     (63,400)   $    (956,723)                    (769,134)   $ (11,126,627)
                               ==============================================================================


================================================================================
3.Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $229,639,832 and $274,081,210, respectively.

    As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $609,101,733 was:
Gross unrealized appreciation      $ 167,948,683
Gross unrealized depreciation        (35,471,931)
Net unrealized appreciation        $ 132,476,752

================================================================================
4.Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 2000, was an annualized rate of 0.71%, before any waiver by the Manager if applicable.

36   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                               Aggregate           Class A    Commissions      Commissions       Commissions
                               Front-End         Front-End     on Class A       on Class B        on Class C
                           Sales Charges     Sales Charges         Shares           Shares            Shares
                              on Class A       Retained by    Advanced by      Advanced by       Advanced by
Year Ended                        Shares       Distributor    Distributor/1/   Distributor/1/     Distributor/1/
------------------------------------------------------------------------------------------------------------------
September 30, 2000              $392,339          $144,549        $14,825         $348,915            $48,291

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                         Class A                      Class B                      Class C
                             Contingent Deferred          Contingent Deferred          Contingent Deferred
                                   Sales Charges                Sales Charges                Sales Charges
Year Ended               Retained by Distributor      Retained by Distributor      Retained by Distributor
-------------------------------------------------------------------------------------------------------------
September 30, 2000                        $4,472                     $151,138                       $4,114


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $1,249,743 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $74,786 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

37   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS      Continued
--------------------------------------------------------------------------------

================================================================================
4.Fees and Other Transactions with Affiliates Continued
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                                     Distributor's       Distributor's
                                                                         Aggregate        Unreimbursed
                                                                      Unreimbursed       Expenses as %
                         Total Payments          Amount Retained          Expenses       of Net Assets
                             Under Plan           by Distributor        Under Plan            of Class
--------------------------------------------------------------------------------------------------------
Class B Plan                    $670,083                $528,605        $2,511,958                3.76%
Class C Plan                     386,245                  52,369           667,881                1.73


================================================================================
5.Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

38   OPPENHEIMER MULTIPLE STRATEGIES FUND

The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6.Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 2000, was as follows:

                                                                                Call Options
                                                           -----------------------------------
                                                           Number of             Amount of
                                                           Contracts              Premiums
----------------------------------------------------------------------------------------------
Options outstanding as of September 30, 1999                  5,141             $ 2,350,634
Options written                                              14,207               5,821,804
Options closed or expired                                    (9,169)             (4,311,284)
Options exercised                                            (1,890)               (846,930)
                                                           -----------------------------------
Options outstanding as of September 30, 2000                  8,289             $ 3,014,224
                                                           ===================================


39   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS      Continued
--------------------------------------------------------------------------------

================================================================================
7.Illiquid Securities
As of September 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2000, was $17,829,099, which represents 2.39% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.


================================================================================
8.Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended September 30, 2000.

40   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Multiple Strategies Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Multiple Strategies Fund as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the nine-month period ended September 30, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the nine-month period ended September 30, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
October 20, 2000

41   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION     Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       Dividends and distributions of $1.2082, $1.1724 and $1.1727 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 9, 1999, of which $0.9937 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

       Dividends paid by the Fund during the fiscal year ended September 30, 2000, which are not designated as capital gain distributions should be multiplied by 19.53% to arrive at the net amount eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
OPPENHEIMER MULTIPLE STRATEGIES FUND
--------------------------------------------------------------------------------

Officers and Trustees      Leon Levy, Chairman of the Board of Trustees
                           Donald W. Spiro, Vice Chairman of the Board
                            of Trustees
                           Bridget A. Macaskill, Trustee and President
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Clayton K. Yeutter, Trustee
                           George Evans, Vice President
                           Michael S. Levine, Vice President
                           David P. Negri, Vice President
                           Richard H. Rubinstein, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors       KPMG LLP

================================================================================
Legal Counsel              Mayer, Brown & Platt

                           For more complete information about Oppenheimer Multiple Strategies Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                           (C) Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

43   OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

============================================================================================================
Global Equity
------------------------------------------------------------------------------------------------------------
                         Developing Markets Fund              Global Fund
                         International Small Company Fund     Quest Global Value Fund
                         Europe Fund                          Global Growth & Income Fund
                         International Growth Fund

============================================================================================================
Equity
------------------------------------------------------------------------------------------------------------
                         Stock                                Stock & Bond
                         Emerging Technologies Fund           Main Street(R) Growth & Income Fund
                         Enterprise Fund                      Quest Opportunity Value Fund
                         Discovery Fund                       Total Return Fund
                         Main Street(R) Small Cap Fund        Quest Balanced Value Fund
                         Quest Small Cap Fund/1/              Capital Income Fund
                         MidCap Fund                          Multiple Strategies Fund
                         Main Street(R) Opportunity Fund      Disciplined Allocation Fund
                         Growth Fund                          Convertible Securities Fund
                         Capital Appreciation Fund
                         Large Cap Growth Fund                Specialty
                         Disciplined Value Fund               Real Asset Fund(R)
                         Quest Capital Value Fund             Gold & Special Minerals Fund
                         Quest Value Fund
                         Trinity Growth Fund
                         Trinity Core Fund
                         Trinity Value Fund

============================================================================================================
Fixed Income
------------------------------------------------------------------------------------------------------------
                         Taxable                              Municipal
                         International Bond Fund              California Municipal Fund/3/
                         World Bond Fund/2/                   Main Street(R)California Municipal Fund/2/,/3/
                         High Yield Fund                      Florida Municipal Fund/3/
                         Champion Income Fund                 New Jersey Municipal Fund/3/
                         Strategic Income Fund                New York Municipal Fund/3/
                         Bond Fund                            Pennsylvania Municipal Fund/3/
                         Senior Floating Rate Fund            Municipal Bond Fund
                         U.S. Government Trust                Insured Municipal Fund/2/
                         Limited-Term Government Fund         Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

============================================================================================================
Money Market/4/
------------------------------------------------------------------------------------------------------------
                         Money Market Fund                    Cash Reserves

1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

44    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------


                   As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.



                   Internet
                   24-hr access to account information and transactions/1/ www.oppenheimerfunds.com
                   -----------------------------------------------------------
                   General Information
                   Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                   1.800.525.7048
                   -----------------------------------------------------------
                   Telephone Transactions
                   Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                   1.800.852.8457
                   -----------------------------------------------------------
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                   24-hr automated information and automated transactions
                   1.800.533.3310
                   -----------------------------------------------------------
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                   Mon-Fri 9am-6:30pm ET
                   1.800.843.4461
                   -----------------------------------------------------------
                   OppenheimerFunds Market Hotline
                   24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
                   -----------------------------------------------------------
                   Transfer and Shareholder Servicing Agent
                   OppenheimerFunds Services
                   P.O. Box 5270, Denver, CO 80217-5270
                   -----------------------------------------------------------
                   Ticker Symbols Class A: OPASX Class B: OASBX Class C: OASCX

                   1. At times this website may be inaccessible or its
                      transaction feature may be unavailable.


                                                   [GRAPHIC] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0240.001.0900 November 29, 2000